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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 18, 2005

                             FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)

            Nevada                      0-15959                   37-1078406
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 (State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                  201 Main Street, Urbana, Illinois       61801
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              (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code    (217) 365-4513

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective January 18, 2005, the Registrant's Board of Directors approved 2004 cash bonus payments to executive officers in the following amounts set forth below opposite the name of such officer:

OFFICER                             CASH BONUS PAYMENT
-------                             ------------------
Douglas C. Mills                         $160,000

Edwin A. Scharlau                        $ 76,000

P. David Kuhl                            $ 70,000

Barbara J. Kuhl                          $ 73,000

Barbara J. Harrington                    $ 20,000

David D. Mills                           $ 40,000


The foregoing cash payments are pursuant to the Management and Associate Dividend Program, or the "MAD program" based on the fiscal year 2004 earnings per share goal determined by the Compensation Committee at the beginning of 2004, which was achieved by the Registrant.

Unrelated to the MAD program, 1,500 shares of restricted stock were released to David D. Mills based on his employment with the Registrant on December 31, 2004. Such restricted stock was granted to Mr. Mills on January 2, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 18, 2005                  FIRST BUSEY CORPORATION


                                         By:   /s/ Barbara J. Harrington
                                              ---------------------------
                                         Name:   Barbara J. Harrington
                                         Title:  Chief Financial Officer